SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                October 18, 2000
                        --------------------------------
                            (Earliest Event Reported)



                             Synovus Financial Corp.
                           ----------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                         1-10312                       58-1134883
--------------                  ---------------                ---------------
(State of                        (Commission File              (IRS Employer
  Incorporation)                   Number)                      Identification
                                                                Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                      -------------------------------------
                         (Registrant's Telephone Number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On October 18, 2000, Total System Services, Inc. ("TSYS"), an 80.8 percent owned subsidiary of Synovus Financial Corp. ("Registrant"), issued a press release with respect to its third quarter 2000 earnings. On October 19, 2000, Registrant issued a press release with respect to its third quarter 2000 earnings.

         Copies of TSYS' press release and Registrant's press release are attached hereto as Exhibits 99.1 and 99.2, respectively, and by this reference are hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.      Financial Statements. Pro Forma Financial Information and Exhibits.
-------      -------------------------------------------------------------------

        (a)  Financial Statements - None.

        (b)  Pro Forma Financial Information - None.

        (c)  Exhibits

             99.1 - TSYS' press release, October 18, 2000.
             99.2 - Registrant's press release, October 19, 2000.

                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SYNOVUS FINANCIAL CORP.
                                          ("Registrant")


Dated:   October 19, 2000                 By:/s/ Kathleen Moates
         ----------------                    --------------------------------
                                                 Kathleen Moates
                                                 Senior Deputy General Counsel
















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